Exhibit 10.6

Supplemental Agreement No. 1

to

Purchase Agreement No. 3860

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 17, 2013, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (a Delaware corporation formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3860 dated September 27, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 787 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to revise the scheduled delivery of *** Model 787-8 Aircraft from ***:

Manufacturer Serial Number	Current Delivery Month	Revised Delivery Month
***	***	***

WHEREAS, Boeing and Customer agree to substitute *** Model 787-*** aircraft (787-*** Aircraft) in lieu of Model 787-*** aircraft (787-*** Aircraft) and to revise the scheduled delivery as follows:

Manufacturer Serial Number	787-*** Aircraft Delivery Month	787-*** Aircraft Delivery Month
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

UAL-PA-3860	SA-1, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

WHEREAS, Boeing and Customer agree to substitute ten (10) Model 787-10 aircraft (787-10 Aircraft) in lieu of 787-*** Aircraft and to revise the scheduled delivery as follows:

Manufacturer Serial Number	787-*** Aircraft Delivery Month	787-10 Aircraft Delivery Month
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

WHEREAS, Boeing and Customer agree to *** ten (10) *** 787-10 Aircraft *** and to revise the scheduled delivery as follows:

787*** Aircraft Delivery ***	787-10 Aircraft Delivery ***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

WHEREAS, Boeing and Customer agree to add 787-10 Aircraft to the Purchase Agreement, resulting in revisions to the basic articles, Exhibit A, BFE1 and revisions to Letter Agreement UAL-PA-03860-120964R1, entitled “Open Configuration Matters” and Letter Agreement UAL-PA-03860-LA-1209618R1, entitled “Alternate Engine Selection” to reflect the schedule for 787-10 Aircraft configuration decisions;

WHEREAS, Boeing and Customer agreed to add *** incremental Option Aircraft, designated as Model 787-10 (787-10 Option Aircraft);

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

WHEREAS, Boeing and Customer agree to *** 787-10 Option Aircraft in lieu of Option Aircraft *** and to revise the scheduled delivery as follows:

787-*** Aircraft Delivery ***	787-10 Option Aircraft Delivery ***
***	***

WHEREAS, Boeing and Customer agree to incorporate *** 787-10 Option Aircraft *** the scheduled delivery of *** Option Aircraft *** The Boeing Company and Customer (*** Option Aircraft) and the *** 787-10 Option Aircraft *** as follows:

*** Option Aircraft Delivery Month	787-10 Option Aircraft Delivery Month
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

WHEREAS, Boeing and Customer agree that the option deposits received by Boeing for the *** Option Aircraft will instead be applied to the Model 787-10 Option Aircraft listed above;

WHEREAS, Boeing and Customer have agreed to terms related to Model 787-10 aircraft, as captured in Letter Agreements UAL-PA-03860-LA-1209236R1, entitled “Model Substitution”, UAL-PA-03860-LA-1209413R1, entitled “Special Matters”, and UAL-PA-03860-LA-1209414R1, entitled “Other Special Matters”.

WHEREAS, Boeing and Customer have mutually agreed to a termination of Letter Agreement UAL-PA-03860-LA-1209455 entitled ***;

WHEREAS, Boeing has offered performance guarantees for the 787-10 Aircraft (the 787-10 Performance Guarantees), and Customer has agreed to terms and conditions addressing Boeing’s commitment in the event of *** with the 787-10 Performance Guarantees;

WHEREAS, Boeing and Customer have agreed that if Boeing has not entered into adequate *** with other customers by ***, then Customer and Boeing will discuss *** Boeing will *** 787-10 Aircraft *** the development*** and certification of the 787-10

UAL-PA-3860	SA-1, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

aircraft with the objective of documenting such terms in *** agreement within *** after such discussions commence. If Customer and Boeing do not enter into a *** agreement in accordance with the above schedule, then Boeing *** to support the *** program;

WHEREAS, Boeing and Customer have agreed that a *** program will be applicable to the 787-10 Aircraft and 787-10 Option Aircraft;

WHEREAS, Boeing has agreed to provide Customer Aircraft Flight Manuals and Weight and Balance Manuals to operate the 787-9 Aircraft *** in accordance with certain terms and conditions detailed in Letter Agreement UAL-PA-03860-LA-1301373;

WHEREAS, Boeing and Customer agree that the 787-10 Aircraft reflected in Table 1 to the Purchase Agreement and the 787-10 Option Aircraft specified as of the effective date of this Supplemental Agreement No. 1 to the Purchase Agreement will be entitled to application of the *** program;

WHEREAS, Boeing and Customer agree that 787-10 Model aircraft program launch requires approval from the Boeing Board of Directors;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents and Articles.

Remove and replace, in its entirety, the “Table of Contents,” and basic articles with the Table of Contents and basic articles attached hereto, to reflect Customer’s legal name change, delivery and payment terms applicable to the 787-10 Aircraft, and the incorporation of this Supplemental Agreement No. 1 into the Purchase Agreement.

2. Tables.

The tables in the Purchase Agreement are amended as set forth below, to reflect the exercise and substitution of 787-*** Option Aircraft into 787-10 Aircraft, and the modification of the scheduled delivery months for 787-8 Aircraft as follows:

2.1. Table 1 is replaced in its entirety with the Table 1 attached hereto that is related to and references this Supplemental Agreement for Model 787-8 aircraft

2.2. Table 1 is replaced in its entirety with the Table 1 attached hereto that is related to and references this Supplemental Agreement for Model 787-9 aircraft.

2.3. Two new aircraft information tables are added for the 787-10 aircraft: One (1) Table 1 is added for the 787-10 Aircraft with GENX-1B*** Engines and One (1) Table 1 is added for 787-10 Aircraft with TRENT1000-*** Engines.

UAL-PA-3860	SA-1, Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

3. Exhibits.

One exhibit in the Purchase Agreement is amended as set forth below, to reflect the addition of the 787-10 Aircraft.

3.1. Exhibit A3, entitled “787-10 Aircraft Configuration” that is related to and references this Supplemental Agreement, is incorporated into the Purchase Agreement.

4. Supplemental Exhibits.

One supplemental exhibit in the Purchase Agreement is amended as set forth below to reflect the addition of the 787-10 Aircraft.

4.1. Supplemental Exhibit BFE1, entitled “BFE Variables”, is replaced in its entirety with the Supplemental Exhibit BFE1 that is related to and references this Supplemental Agreement.

5. Letter Agreements:

The Letter Agreements in the Purchase Agreement are amended as set forth below to reflect the addition of the 787-10 Aircraft.

5.1. The following letter agreements that are related to and reference this Supplemental Agreement are removed and replaced in their entirety as specified below:

Title of Letter Agreement	Original Letter Agreement	Replacement Letter Agreement
Option Aircraft	UAL-PA-03860-LA-1209265	UAL-PA-03860-LA-1209265R1
Attachment B-1, 787-10 with GENX-1B*** Engines	N/A	New *** 787-10 Option Aircraft if GENX- 1B*** Engines are selected
Attachment B-2, 787-10 with TRENT1000-*** Engines	N/A	New *** 787-10 Option Aircraft if TRENT1000-*** Engines are selected
Model Substitution	UAL-PA-03860-LA-1209236	UAL-PA-03860-LA-1209236R1
Special Matters	UAL-PA-03860-LA-1209413	UAL-PA-03860-LA-1209413R1
Other Special Matters	UAL-PA-03860-LA-1209414	UAL-PA-03860-LA-1209414A1

UAL-PA-3860	SA-1, Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.2. The Letter Agreements listed below, that are related to and reference this Supplemental Agreement, are incorporated into the Purchase Agreement:

Letter Agreement No.	Title of Letter Agreement
UAL-PA-03860-LA-1301368	Performance Guarantees (787-10)
UAL-PA-03860-LA-1301373	787-10 Aircraft Open Configuration and Other Matters
UAL-PA-03860-LA-1301375	Provisions Relating to Customer’s *** Model 787-10 Aircraft
UAL-PA-03860-LA-1301377	787-10 ***
UAL-PA-03860-LA-1301380	787-10 Program Launch

5.3 The following letter agreements are deleted from the Purchase Agreement:

Letter Agreement No.	Title of Letter Agreement
UAL-PA-03860-LA-1209455	***
Attachment A to UAL-PA-03860-LA-1209265	787-*** Option Aircraft Delivery, Description, Price and Advance Payments

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.4 Customer’s payment to Boeing of the aggregate total of the amounts specified in the invoices for this Supplemental Agreement No. 1 to the Purchase Agreement shall be due no later than ***, 2013.

6. Effective Date: This Supplemental Agreement No. 1 shall be effective subject to satisfaction of Section 5.4 and the following conditions precedent (collectively the Conditions Precedent):

6.1 Execution of this Supplemental Agreement No. 1 to the Purchase Agreement;

6.2 Execution of Supplemental Agreement No. 8 to Purchase Agreement No. 2484 between Boeing and Customer relating to Boeing Model 787 aircraft by Boeing and Customer; and

6.3 Execution of Supplemental Agreement No. 1 to Purchase Agreement No. 03776 between Boeing and United Continental Holdings, Inc. relating to Model 737-9 aircraft by Boeing and United Continental Holdings, Inc.

Upon satisfaction of Section 5.4 and the Conditions Precedent, the Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

[The rest of the page is intentionally blank. Signature page follows.]

UAL-PA-3860	SA-1, Page 7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

***	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

UAL-PA-3860	SA-1, Page 8
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description	SA-1
Article 2.	Delivery Schedule	SA-1
Article 3.	Price	SA-1
Article 4.	Payment	SA-1
Article 5.	Additional Terms	SA-1

TABLE

1.	787-8 with GENX-1B*** Engines Aircraft Information Table	SA-1
1.	787-8 with TRENT1000-*** Engines Aircraft Information Table	SA-1
1.	787-9 with GENX-1B*** Engines Aircraft Information Table	SA-1
1.	787-9 with TRENT1000-*** Engines Aircraft Information Table
1.	787-10 with GENX-1B*** Engines Aircraft Information Table	SA-1
1.	787-10 with TRENT1000-*** Engines Aircraft Information Table	SA-1

EXHIBITS

A1.	787-8 Aircraft Configuration
A2.	787-9 Aircraft Configuration
A3.	787-10 Aircraft Configuration	SA-1
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables	SA-1
CS1.	Customer Support Document
EE1.	Engine Escalation/Engine Warranty ***
SLP1.	Service Life Policy Components

P.A. 3860	TABLE OF CONTENTS, Page 1 of 3	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SA NUMBER
LETTER AGREEMENTS
UAL-PA-03860-LA-1209247	787 e-Enabling
U AL-PA-03860-LA-1209264	Open Configuration Matters
UAL-PA-03860-LA-1209265R1	Option Aircraft	SA-1
	Attachment A, 787-*** Option Aircraft Delivery, Description, Price and Advance Payments (DELETED)	SA-1
	Attachment B-1, 787-*** with GENX-1B*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments	SA-1
	Attachment B-2, 787-*** with TRENT1000-*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments	SA-1
UAL-PA-03860-LA-1209409	Spare Parts Initial Provisioning
UAL-PA-03860-LA-1209410	Special Matters Relating to COTS Software and End User License Agreements
UAL-PA-03860-LA-1209411	Special Terms – Seats and In-flight Entertainment
UAL-PA-03860-LA-1209417	Model 787 Post-Delivery Software & Data Loading

CONFIDENTIAL LETTER AGREEMENTS

UAL-PA-03860-LA-1209236R1	Model Substitution	SA-1
	Attachment A, 787-9 Airframe Pricing of Substitution Aircraft with General Electric GEnx-1B*** and Rolls Royce Trent 1000-*** engines	SA-1
	Attachment B, 787-10 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-*** Engines	SA-1
	Attachment C, 787-8 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-***	SA-1

P.A. 3860	TABLE OF CONTENTS, Page 2 of 3	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SA NUMBER
CONFIDENTIAL LETTER AGREEMENTS, continued
UAL-PA-03860-LA-1209412	Spare Parts Commitment
UAL-PA-03860-LA-1209413R1	Special Matters	SA-1
UAL-PA-03860-LA-1209414	Other Special Matters
UAL-PA-03860-LA-1209413A1	Other Special Matters—Amendment 1	SA-1
UAL-PA-03860-LA-1209416	Promotional Support
UAL-PA-03860-LA-1209430	Performance Guarantees
UAL-PA-03860-LA-1209455	*** TERMINATED	SA-1
UAL-PA-03860-LA-1209429	***
UAL-PA-03860-LA-1209618R1	Alternate Engine Selection	SA-1
6-1162-ELP-0794	*** Program***
6-1162-ELP-0795	*** Program***
UAL-PA-03860-LA-1301368	Performance Guarantees (787-10)	SA-1
UAL-PA-03860-LA-1301373	787-10 Aircraft Open Configuration and Other Matters	SA-1
UAL-PA-03860-LA-1301375	Provisions Relating to Customer’s *** for 787-10 Aircraft	SA-1
UAL-PA-03860-LA-1301377	787-10 ***	SA-1
UAL-PA-03860-LA-1301380	787-10 Program Launch	SA-1

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013

P.A. 3860	TABLE OF CONTENTS, Page 3 of 3	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Purchase Agreement No. 3860

between

The Boeing Company

and

United Airlines, Inc.

This Purchase Agreement No. 3860 dated as of September 27, 2012 between The Boeing Company (Boeing) and United Airlines, Inc. (a Delaware corporation formerly known as Continental Airlines, Inc. and the successor by merger to United Air Lines, Inc.) (Customer) relating to the purchase and sale of Model 787 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any (Purchase Agreement), incorporates and amends the terms and conditions of the Aircraft General Terms Agreement dated as of February 19, 2010 between the parties, identified as AGTA-UAL (AGTA). The Purchase Agreement *** supersedes purchase agreement no. 3427***.

Article 1. Quantity, Model, Description and Inspection.

The aircraft to be delivered to Customer will be designated as Model 787-8 aircraft, 787-9 or 787-10 aircraft, as the case may be (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to this Purchase Agreement. *** months prior to delivery of Customer’s first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 Inspection Process) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA.

Article 2. Delivery Schedule.

The Aircraft will be delivered to Customer in accordance with the scheduled months of delivery of the Aircraft listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 for each of the Boeing Model 787-8, 787-9 and 787-10 aircraft were calculated utilizing the latest escalation factors available to Boeing on the date of the Purchase Agreement, or the most recent supplemental agreement to the Purchase Agreement that amends Table 1 of the Purchase Agreement projected to the month of scheduled delivery.

Article 4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 787 Aircraft requires Customer to make certain advance payments, expressed as a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of ***%, less the Deposit, on the date of signing of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than *** months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery. The Aircraft Price for each Aircraft will be re-calculated at the time that Aircraft is delivered using the then available escalation factors for the month when that Aircraft is delivered to calculate the Escalation Adjustment as defined in Supplemental Exhibit AE1.

Article 5. Additional Terms.

5.1 Excusable Delay. Article 7.1 of the basic articles of the AGTA in so far as it applies to the Aircraft only is revised to read as follows:

7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) *** (vii) inability, after due and timely diligence, to obtain type certification; or (viii) any other cause to the extent such cause is beyond Boeing’s control and not occasioned by Boeing’s fault or negligence. A delay resulting from any such cause is defined as an Excusable Delay.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.2 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification for the Aircraft, (iii) month and year of scheduled deliveries of the Aircraft, (iv) Aircraft Basic Price, (v) escalation factors applicable to the Aircraft and (vi) Advance Payment Base Prices and advance payments applicable to the Aircraft and their schedules.

5.3 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula for the Aircraft.

5.4 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates and other variables applicable to the Aircraft.

5.5 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA with respect to the Aircraft but not with respect to any other aircraft.

5.6 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty *** for the Aircraft

5.7 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft (Covered Components).

5.8 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.9 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 12 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

[The rest of the page is intentionally blank. Signature page follows.]

P.A. No. 3860	4	SA-1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

DATED AS OF June 17, 2013

THE BOEING COMPANY	UNITED AIRLINES, INC.

***	/s/ Gerald Laderman
Signature	Signature

Susan Englander	Gerald Laderman
Printed name	Printed name

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

P.A. No. 3860	5	SA-1

BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 3860

787-8 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

(787-8/GE/***)

Airframe Model/MTOW:	787-8		*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:		***		***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:		***		***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):			***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):			***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:			***
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):			***
In Flight Entertainment (IFE) Fixed$:		$	***	Base Year Index (CPI):			***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	***

Boeing Proprietary	Table 1 787-8 with GENX-1B*** Engines Page 1, SA-1

Table 1 to Purchase Agreement No. 3860

787-8 Aircraft with TRENT 1000-*** Engines Delivery, Description, Price and Advance Payments

(787-8/RR/***)

Airframe Model/MTOW:	787-8		*** pounds	Detail Specification:	***
Engine Model/Thrust:	TRENT1000-***		*** pounds	Airframe Price Base Year/Escalation Formula:		***		***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:		***		***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):			***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):			***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:			***
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):			***
In Flight Entertainment (IFE) Fixed$:		$	***	Base Year Index (CPI):			***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	***

Boeing Proprietary	Table 1 787-8 with TRENT1000-*** Engines Page 1, SA-1

Table 1 to Purchase Agreement No. 3860

*** 787-9 Substitute Aircraft

(787-8/GE/***)

FOR APBP PURPOSES ONLY: UNTIL *** PRIOR TO APPLICABLE AIRCRAFT DELIVERY

Airframe Model/MTOW:	787-8		*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:		***		***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:		***		***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):			***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):			***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:			***
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):			***
In Flight Entertainment (IFE) Fixed$:		$	***	Base Year Index (CPI):			***

Delivery Date	18 Months Prior to Applicable Delivery	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								***		***		***		***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:		***

Boeing Proprietary	Table 1 787-8 with GENX-1B*** Engines Page 1, SA-1

Table 1 to Purchase Agreement No. 3860

787-9 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

(787-9/GE/***) APBP beginning *** prior to applicable delivery

Airframe Model/MTOW:	787-9		*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:		***		***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:		***		***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):			***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):			***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:			***
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):			***
In Flight Entertainment (IFE) Estimate:		$	***	Base Year Index (CPI):			***

Delivery Date	18 Months Prior to Applicable Delivery	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								***		***		***		***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:		***

Boeing Proprietary	Table 1 787-9 with GENX-1B*** Engines Page 1, SA-1

Table 1 to Purchase Agreement No. 3860

787-9 Aircraft with TRENT 1000-*** Engines Delivery, Description, Price and Advance Payments

(787-9/RR/***) APBP beginning *** prior to applicable delivery

Airframe Model/MTOW:	787-9		*** pounds	Detail Specification:	***
Engine Model/Thrust:	TRENT1000-***		*** pounds	Airframe Price Base Year/Escalation Formula:		***		***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:		***		***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):			***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):			***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:			***
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):			***
In Flight Entertainment (IFE) Estimate:		$	***	Base Year Index (CPI):			***

Delivery Date	18 Months Prior to Applicable Delivery	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								***		***		***		***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:		***

Boeing Proprietary	Table 1 787-9 with TRENT1000-*** Engines Page 1, SA-1

Table 1 to Purchase Agreement No. 3860

787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Airframe Model/MTOW:	787-10		*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		$	***	Base Year Index (ECI):	***
				Base Year Index (CPI):	***
Refundable Deposit/Aircraft at Proposal Accept:		$	***

Delivery	Number of	Escalation Factor	Escalation Factor		Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	(Engine)	Serial Number	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing Proprietary	787-10 with GE Engines Table 1 to SA-1 Page 1

Delivery	Number of	Escalation Factor	Escalation Factor		Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	(Engine)	Serial Number	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	20

Boeing Proprietary	787-10 with GE Engines Table 1 to SA-1 Page 2

Table 1 to Purchase Agreement No. 3860

787-10 Aircraft with TRENT1000*** Engines Delivery, Description, Price and Advance Payments

(787-10/RR/***)

Airframe Model/MTOW:	787-10		*** pounds	Detail Specification:	***
Engine Model/Thrust:	TRENT1000-***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		$	***	Base Year Index (ECI):	***

Refundable Deposit/Aircraft at Proposal Accept:		$	***	Base Year Index (CPI):	***

					Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Adv Payment Base Price Per A/P	***		***		***		***
***	***	***	***	***	$ ***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***

Boeing Proprietary	787-10 with GE Engines Table 1 to SA-1 Page 1

Table 1 to Purchase Agreement No. 3860

787-10 Aircraft with TRENT1000*** Engines Delivery, Description, Price and Advance Payments

(787-10/RR/***)

					Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Adv Payment Base Price Per A/P	***		***		***		***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
***	***	***	***	***	***	$	***	$	***	$	***	$	***
Total:	20

Boeing Proprietary	787-10 with GE Engines Table 1 to SA-1 Page 2

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A3 to Purchase Agreement Number 3860

P.A. No. 3860	A3	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Exhibit A3 to

Purchase Agreement No. 3860

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-10 AIRCRAFT

The Airframe Price in Table 1 was established utilizing the 787 Airplane Description and Selections *** Revision *** dated ***. The content of this Exhibit A3 will be defined pursuant to the provisions of Letter Agreement UAL-PA-03860-LA-1301373 entitled “787-10 Open Configuration and Other Matters” to the Purchase Agreement.

P.A. No. 3860	A3-1	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIR LINES, INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 3860

P.A. No. 3860	BFE1	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following Buyer Furnished Equipment (BFE) items by the following dates:

(date to be determined, if BFE is applicable)

2.	On-dock Dates.

On or before (date to be determined, if BFE is applicable), Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates
[Month of Delivery:]

	Aircraft	Aircraft

(date to be determined, if BFE is applicable)

3.	Additional Delivery Requirements

Customer will ensure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

P.A. No. 3860	BFE1-1	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209265R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Option Aircraft

Reference:	Purchase Agreement 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to manufacture and sell to Customer additional Aircraft as Option Aircraft. The model, delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in Attachments B-1 and B-2 to this Letter Agreement (Attachments).

1.	Aircraft Description and Changes.

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachments, and subject to the items in section 1.2 below.

1.2 Changes: The Detail Specification will be revised to include:

(i)	Changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.

P.A. No. 3860	SA-1
UAL-PA-03860-LA-1209265R1, Option Aircraft	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2. Price.

2.1. The pricing elements of the Option Aircraft are listed in the Attachments to this Letter Agreement.

2.2. Price Adjustments.

2.2.1. Optional Features. The Optional Features Prices that will be identified in the definitive agreement for the Option Aircraft will equal (i) the Optional Features Prices as of ***

2.2.2. Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft will be escalated on the same basis as the Aircraft, and will be adjusted to Boeing’s then-current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.

The engine manufacturer’s current escalation provisions, listed in Exhibit Supplement EE1 to the Purchase Agreement, have been *** to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachments to *** will be revised if they are changed by the engine manufacturer *** the Option Aircraft.

2.2.3. Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft will be adjusted to Boeing’s and the engine manufacturer’s *** prices as of *** the Option Aircraft.

3. Payment.

3.1 Customer will pay a non-refundable deposit to Boeing in the amount shown in the Attachments for each Option Aircraft (Option Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. ***

3.2 If Customer exercises its option to acquire an Option Aircraft, advance payments in the amounts and at the times listed in the Attachments will be payable for that Option Aircraft. The remainder of the Aircraft Price for that Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

4.1. Customer may exercise an option to acquire an Option Aircraft by giving written notice to Boeing no later than *** prior to the first business day of the applicable delivery month listed in the Attachment.

4.2. Reserved.

P.A. No. 3860	SA-1
UAL-PA-03860-LA-1209265R1, Option Aircraft	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.3. Customer’s Model 787-10 Option Aircraft in Attachment B1 and B2 to this Letter Agreement are scheduled by calendar month. Upon exercise of a 787-10 Option Aircraft, Boeing *** Attachment B to this Letter Agreement with written notice to Customer no less than *** prior to the scheduled delivery month; provided, that Boeing *** such 787-10 Option Aircraft *** delivery months *** the total number of such 787-10 Option Aircraft *** and all other applicable terms and conditions will be adjusted accordingly. *** will not be considered either *** the AGTA) *** Letter Agreement UAL-PA-03860-LA-1209414, entitled “Other Special Matters”), and all applicable terms and conditions set forth in the Purchase Agreement (e.g., Airframe Price Adjustment and Engine Price Adjustment and advance payments) shall be *** month.

4.4. Customer may elect to place an exercised Option Aircraft in Purchase Agreement No. 2484 dated as of December 29, 2004 between Boeing and Customer relating to the purchase and sale of Model 787 aircraft, as amended and supplemented (Purchase Agreement 2484) in lieu of the Purchase Agreement and Customer may elect to place an exercised option aircraft contracted under Purchase Agreement 2484 in the Purchase Agreement, and in either such case, subject to execution of supplemental agreements to amend this Purchase Agreement and Purchase Agreement 2484.

5. Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within *** following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within ***. If Customer and Boeing fail to enter into such definitive agreement, Boeing will retain the Option Deposit for that Option Aircraft ***.

[The rest of this page is intentionally left blank. Signature page follows]

P.A. No. 3860	SA-1
UAL-PA-03860-LA-1209265R1, Option Aircraft	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-in-Fact

Attachments:	Attachment B-1, 787-10 with GENX-1B*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments

Attachment B-2, 787-10 with TRENT1000-*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments

ACCEPTED AND AGREED TO this

Date:	June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

P.A. No. 3860	SA-1
UAL-PA-03860-LA-1209265R1, Option Aircraft	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B-1 to Letter Agreement UAL-PA-03860-LA-120965R1

787-10 Option Aircraft with GENX-1B***

Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Airframe Model/MTOW:	787-10		*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:	***
In-Flight Entertainment (IFE) Estimate:		$	***	Base Year Index (ECI):	***
				Base Year Index (CPI):	***
Non-Refundable Deposit/Aircraft at Def Agreement		$	***

	Number of	Escalation Factor	Escalation	Manufacturer	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Aircraft	(Airframe)	Factor (Engine)	Serial Number	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing Proprietary	787-10 with GE Engines Table 1 to SA-1, Page 1

Attachment B-1 to Letter Agreement UAL-PA-03860-LA-120965R1

787-10 Option Aircraft with GENX-1B***

Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

	Number of	Escalation Factor	Escalation	Manufacturer	Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Aircraft	(Airframe)	Factor (Engine)	Serial Number	Price Per A/P	***		***		***		***
***	***	***	***	***	$ ***	$	***	$	***	$	***	$	***
Total:	***

Boeing Proprietary	787-10 with GE Engines Table 1 to SA-1, Page 2

Attachment B-2 to Letter Agreement UAL-PA-03860-LA-120965R1

787-10 Option Aircraft with TRENT 1000-***

Engines Delivery, Description, Price and Advance Payments

(787-10/RR/***)

Airframe Model/MTOW:	787-10		*** pounds	Detail Specification:	***
Engine Model/Thrust:	TRENT1000-***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		$	***	Base Year Index (ECI):	***
				Base Year Index (CPI):	***
Non-Refundable Deposit/Aircraft at Def Agreement		$	***

	Number of	Escalation Factor	Escalation Factor	Manufacturer Serial	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Aircraft	(Airframe)	(Engine)	Number	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***		***	$	***	$	***	$	***	$	***
***	***	***	***	***		***	$	***	$	***	$	***	$	***
***	***	***	***	***		***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing Proprietary	787-10 with GE Engines Table 1 to SA-1, Page 3

Attachment B-2 to Letter Agreement UAL-PA-03860-LA-120965R1

787-10 Option Aircraft with TRENT 1000-***

Engines Delivery, Description, Price and Advance Payments

(787-10/RR/***)

	Number of	Escalation Factor	Escalation Factor	Manufacturer Serial	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Aircraft	(Airframe)	(Engine)	Number	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	***

Boeing Proprietary	787-10 with GE Engines Table 1 to SA-1, Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209236R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Model Substitution

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of any Boeing Model 787-8/-9/-10 aircraft in place of any firmly contracted Model 787-8/-9/-10 aircraft, subject to availability, and subject to the following terms and conditions (Substitution Right):

1.	Definitions.

“Substitution Aircraft” means any Model 787-8, 787-9 or 787-10 aircraft resulting from Customer exercising the Substitution Right.

“787-8/787-9 Substitution” means Customer substitution of Model 787-9 in place of Model 787-8 aircraft and similarly Customer substitution of Model 787-8 aircraft in place of Model 787-9 aircraft.

“Substitution to 787-10” means Customer substitution of Model 787-10 aircraft in place of Model 787-9 or 787-8 aircraft.

“Substitution from 787-10” means Customer substitution of Model 787-8 or 787-9 aircraft in place of Model 787-10 aircraft.

***

P.A. No. 3860	SA-1
UAL-PA-03860-LA-1209236R1, Model Substitution	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.	Substitution Aircraft Pricing.

2.1 The price for each Substitution Aircraft is as set forth in Attachments ***. Pricing of Substitution Aircraft is subject to change if a different GEnx or Trent engine model or thrust level is configured for the Substitution Aircraft.

2.2 Boeing agrees to *** the Model 787-*** aircraft *** for the *** 787-*** Aircraft *** Customer exercising the Substitution Right as part of this Supplemental Agreement *** prior to delivery of the applicable Substitution Aircraft. At *** prior to delivery, Boeing will *** of the Substitution Aircraft *** for Model 787-9 Aircraft.

2.3 If Customer exercises its *** from the *** Aircraft scheduled to deliver in *** to effect a *** to 787-***, the terms of Amendment 1 to Letter Agreement 6-1162-RCN-1935 and Section *** of Letter Agreement UAL-PA-03860-LA-1209413 entitled “Special Matters” shall apply.

3.	Substitution Notice.

Customer shall notify Boeing of its intent to exercise the Substitution Right (Substitution Notice) at least:

3.1 *** prior to the scheduled delivery month of the 787-8 or 787-9 Aircraft for 787-8/787-9 Substitution.

3.2 *** prior to the scheduled delivery month of the 787-8, 787-9 or 787-10 Aircraft for the Substitution to 787-10 or Substitution from 787-10***, or

3.3 ***

3.4 Boeing shall work with Customer to *** as the 787-9 *** program*** becomes defined.

4.	787-10 Substitution.

The Substitution Right as it relates to Substitution to 787-10 and Substitution from 787-10 will commence with the ***after the ***, and is subject to the following additional conditions:

4.1 Approval by the Board of Directors of Boeing to launch the 787-10 program (Program Launch);

4.2 Boeing reaching final agreement with the applicable engine manufacturer(s) for engines on the Boeing Model 787-10 aircraft;

4.3 If applicable, Boeing and Customer reaching final agreement on the terms and conditions of *** Boeing Model 787-10 aircraft *** of the 787-10; and

P.A. No. 3860	SA-1
UAL-PA-03860-LA-1209236 Model Substitution	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.4 If applicable, revision of the scheduled month of delivery if Customer selects a different engine for its Model 787-10 Substitution Aircraft than that selected by the customer taking delivery of the first Boeing Model 787-10 aircraft;

5.	Training.

The training terms of Supplemental Exhibit CS1 Part 1 of the Purchase Agreement shall apply to the Substitution Aircraft. The *** shall not be adjusted as a result of Customer exercising its Substitution Right.

6. Production Constraints.

6.1 With respect to any Substitution Aircraft, Customer’s Substitution Right is further conditioned upon Boeing having production capability for the Substitution Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Within *** after receipt of a Substitution Notice, Boeing will provide a written response to Customer’s Substitution Notice indicating *** Boeing’s production capability *** for the Substitution Aircraft.

6.2 If Boeing is *** to manufacture the Substitution Aircraft ***, then Boeing *** for the Substitution Aircraft for Customer’s consideration and written acceptance within *** of ***.

6.3 All of Boeing’s quoted delivery positions for Substitution Aircraft shall be considered preliminary until such time as the parties enter into a definitive supplemental agreement in accordance with paragraph 4 below.

7.	Supplemental Agreement.

Boeing and Customer will enter into a Supplemental Agreement with respect to each Substitution Aircraft for the purpose of incorporating the Substitution Aircraft into the Purchase Agreement. Boeing and Customer will cooperate in good faith and exert commercially reasonable efforts to negotiate and execute a Supplemental Agreement within *** of the later of (i) Customer’s Substitution Notice to Boeing or (ii) ***. Upon the execution and delivery of a Supplemental Agreement pursuant to this Section 7, the aircraft identified in such Supplemental Agreement shall be deemed a “Firm Aircraft” for purposes of this Letter Agreement and an “Aircraft” as defined in the Purchase Agreement and shall be governed by the Purchase Agreement.

8.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

P.A. No. 3860	SA-1
UAL-PA-03860-LA-1209236 Model Substitution	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-in-Fact

Attachments:

Attachment A-1: 787-9 GE Powered Pricing;

Attachment A-2: 787-9 Rolls Royce Powered Pricing

Attachment B-1: 787-10 GE Powered Pricing

Attachment B-2: 787-10 Rolls Royce Powered Pricing

Attachment C-1: 787-8 GE Powered Pricing

Attachment C-2: 787-8 Rolls Royce Powered Pricing

ACCEPTED AND AGREED TO this

Date:	June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

P.A. No. 3860	SA-1
UAL-PA-03860-LA-1209236 Model Substitution	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A-1 to Model Substitution Letter Agreement UAL-03860-LA-1209236R1

(787-9 / GE / ***)

Airframe Model/MTOW:	787-9		*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:			***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):	***
				Base Year Index (CPI):	***
Refundable Deposit/Aircraft at Proposal Accept:		$	***

Attachment B-1 to UAL-PA-03860-LA-1209236R1 APR 61190	Boeing / United Airlines, Inc. Proprietary	SA-1, Attachment B-1, Page 1

Attachment A-2 to Model Substitution Letter UAL-PA-03860-LA-1209236R1

(787-9 / RR / ***)

Airframe Model/MTOW:	787-9		*** pounds	Detail Specification:	***
Engine Model/Thrust:	TRENT1000-***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:			***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):			*** *	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):	***
In-Flight Entertainment (IFE) Estimate:		$	***	Base Year Index (CPI):	***

Refundable Deposit/Aircraft at Proposal Accept:		$	***

*	See Letter Agreement UAL-PA-03860-LA-1209618R1, “Alternate Engine Selection”

Attachment A-2 to UAL-PA-03860-LA-1209236R1	Boeing / United Airlines, Inc. Proprietary	SA-1, Attachment A-2, Page 1

Attachment B-1 to Model Substitution Letter Agreement UAL-03860-LA-1209236R1

(787-10 / GE / ***)

Airframe Model/MTOW:	787-10		*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:			***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):	***
				Base Year Index (CPI):	***
Refundable Deposit/Aircraft at Proposal Accept:		$	***

Attachment B-1 to UAL-PA-03860-LA-1209236R1 APR 61190	Boeing / United Airlines, Inc. Proprietary	SA-1, Attachment B-1, Page 1

Attachment B-2 to Model Substitution Letter Agreement UAL-03860-LA-1209236R1

(787-10 / *** / RR)

Airframe Model/MTOW:	787-10		*** pounds	Detail Specification:	***
Engine Model/Thrust:	Trent 1000-***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:			***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation n
Engine Price (Per Aircraft):			*** *	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding Engines and BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):	***
				Base Year Index (CPI):	***
Refundable Deposit/Aircraft at Proposal Accept:		$	***

*	See Letter Agreement UAL-PA-03860-LA-1209618R1, “Alternate Engine Selection”

Attachment B-2 to UAL-PA-03860-LA-1209236R1	Boeing / United Airlines, Inc. Proprietary	SA-1, Attachment B-2, Page 1

Attachment C-1 to Model Substitution Letter Agreement UAL-03860-LA-1209236R1

(787-8 / *** / GE)

Airframe Model/MTOW:	787-8		*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:			***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):	***
In Flight Entertainment (IFE) Fixed$:		$	***	Base Year Index (CPI):	***

Refundable Deposit/Aircraft at Proposal Accept:		$	***

Boeing Proprietary	SA-1, Attachment C-1, Page 1

Attachment C-2 to Model Substitution Letter Agreement UAL-03860-LA-1209236R1

(787-8 / *** Airframe / RR)

Airframe Model/MTOW:	787-8		*** pounds	Detail Specification:	***
Engine Model/Thrust:	TRENT1000-***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:			***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):			*** *	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):	***
In Flight Entertainment (IFE) Fixed$:		$	***	Base Year Index (CPI):	***

Refundable Deposit/Aircraft at Proposal Accept:		$	***

*	See Letter Agreement UAL-PA-03860-LA-1209618R1, “Alternate Engine Selection”

Boeing Proprietary	SA-1, Attachment C-2, Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209413R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Credit Memoranda.

1.1. 787-8 Credit Memoranda.

In consideration of Customer’s purchase of 787-8 Aircraft, Boeing shall issue at the time of delivery of each 787-8 Aircraft and 787-8 Option Aircraft, a credit memorandum to Customer in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

1.2. 787-9 Credit Memoranda.

In consideration of Customer’s purchase of 787-9 Aircraft, Boeing shall issue at the time of delivery of each 787-9 Aircraft and 787-9 Option Aircraft, a credit memorandum to Customer in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

1.3. 787-10 Credit Memoranda.

In consideration of Customer’s purchase of 787-10 Aircraft, Boeing shall issue at the time of delivery of each 787-10 Aircraft and 787-10 Option Aircraft, a credit memorandum to Customer in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

UAL-PA-03860-LA-1209413R1
Special Matters	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.	Model 787 ***.

Boeing *** the offer contained herein *** with the *** specified in ***. Furthermore, if *** the 787 aircraft *** Boeing *** 787 ***, Boeing will *** to the terms and conditions of the Purchase Agreement to ***.

2.1. 787-8 ***.

Boeing shall issue at the time of delivery of each 787-8 Aircraft *** a credit memorandum to Customer in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

2.2. 787-9 ***.

Boeing shall issue at the time of delivery of each 787-9 Aircraft *** a credit memorandum to Customer in an amount equal to ***. The credit memorandum is *** airframe *** the Aircraft Price ***. Customer may apply such credit memorandum to *** Aircraft.

3.	***

***

4.	Payment of ***.

4.1. *** Firm Aircraft. Customer agrees *** on *** for all firm and exercised Option Aircraft *** the date on which *** the date on which *** shall be *** and *** day of *** and on the delivery date of *** Aircraft ***. (Note: the *** above will be *** for the *** the *** on the *** for *** would be *** for ***.)

4.2. Delivery *** Impact on ***. If the delivery of any Aircraft *** to either an *** or a ***, then *** on the *** in respect of such Aircraft will *** the *** *** the *** of the *** to the *** of delivery of the Aircraft. *** of any *** that *** to the *** of the *** but *** *** will be *** on the *** set forth in Paragraph 4.1 of this Letter Agreement or *** of the Aircraft***.

4.3. Boeing ***. Boeing shall submit to Customer, not less than *** prior to the end of ***, an ***. Customer’s *** is *** Boeing *** of the ***. Boeing’s *** will show *** each Aircraft *** have been ***. The *** will also *** with respect to other aircraft in other purchase agreements between Customer and Boeing.

4.4. *** Provisions for the Launch Aircraft. With respect to (i) the *** 787-10 Aircraft listed in Table 1 to the Purchase Agreement as of the effective date of Supplemental Agreement No. 1 to the Purchase Agreement; (ii) the *** Aircraft and (iii) the *** 787-*** Aircraft *** (collectively and each a Launch Aircraft), the parties agree that *** delivery of each Launch Aircraft ***. At time of delivery of each Launch Aircraft, Boeing will ***.

UAL-PA-03860-LA-1209413R1
Special Matters	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.	Option Aircraft ***.

5.1. *** Option Aircraft Letter Agreement UAL-PA-03860-LA-1209265R1 (Option Aircraft Letter) as the Attachment and/or the Option Aircraft Letter is subsequently revised, amended or supplemented, Boeing will *** 787 Option Aircraft.

5.2. *** Boeing and Customer *** that *** Option Aircraft added as part of Supplemental Agreement No. 1*** Boeing for *** of the *** 787-*** Option Aircraft. The *** 787-10 Option Aircraft *** Supplemental Agreement No 1 to the Purchase Agreement.

6.	***.

Boeing *** at the time of delivery of each Aircraft *** and ***.

7.	Aircraft Invoices.

Upon Customer request, at the time of Aircraft delivery Boeing agrees to provide a separate invoice addressed to the owner/trustee of such Aircraft specifying the dollar amount to be received at the time of delivery. ***

8.	Assignment of Credits.

Customer may not assign the credit memoranda described in this Letter Agreement without Boeing’s prior written consent *** Boeing *** Customer in respect of an Aircraft.

9.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

[The rest of the page is intentionally blank. Signature page follows.]

UAL-PA-03860-LA-1209413R1
Special Matters	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

UAL-PA-03860-LA-1209413R1
Special Matters	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209414 Amendment 1

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Subject:	Other Special Matters

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between Boeing and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Amending Letter Agreement) amends and supplements the Purchase Agreement and amends certain of the terms and conditions of Letter Agreement UAL-PA-03860-LA-1209414 (Original Letter Agreement). All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Amendments.

a) Article 2 of the Original Letter Agreement is revised as follows:

2. Option Aircraft Exercise. Option Aircraft exercise terms can be found in Letter Agreement UAL-PA-03860-LA-1209265R1, entitled “Option Aircraft.”

b) Article 3: To facilitate insertion of a second paragraph therein, Article 3 of the Original Letter Agreement is revised as follows:

3. Changes to ***.

3.1***. Customer and Boeing have previously entered into agreements regarding *** for certain model 757, 767 and 777 aircraft. Boeing hereby agrees that *** which Customer may purchase under such agreements will *** by Customer ***. Boeing will provide ***, to be verified by Customer, that indicate the *** under such agreements.

2.	Additional Terms.

A new Article 3.2 is added to the Original Letter Agreement and provides as follows:

3.2 787-9 ***. Boeing will provide to Customer*** the Model 787-9 Aircraft ***.

UAL-PA-03860-LA-1209414A1	Page 1
Other Special Matters	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

*** 787-9 ***. Should Boeing *** the 787-9 Aircraft, Boeing *** in accordance with the *** unless *** pursuant to paragraphs 3.2.1 through 3.2.2 below.

3.2.1 Should Boeing *** the 787-9 Aircraft, Boeing *** Customer *** the 787-9 Aircraft *** as described in paragraph 3.2.2(ii).

3.2.2 *** 787-9 *** is limited to:

(i)	*** Boeing to *** the 787-9 Aircraft.

(ii)	787-9 Aircraft listed in Table 1 to the Purchase Agreement *** for which Boeing has *** such 787-9 Aircraft ***

UAL-PA-03860-LA-1209414A1	Page 2
Other Special Matters	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

UAL-PA-03860-LA-1209414A1	Page 3
Other Special Matters	SA-1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209618R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Alternate Engine Selection
Reference:	Purchase Agreement No. PA-3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Deferral of Customer Engine Selection.

Customer has requested and Boeing has agreed that Customer may delay the selection of engines for the Aircraft beyond the signing date of Supplemental Agreement No. 1 to the Purchase Agreement. The engine model *** shown in Table 1 to the Purchase Agreement, Supplemental Exhibit EE1 to the Purchase Agreement, Exhibit A to the Purchase Agreement, Attachment A and B to Option Aircraft Letter Agreement No. UAL-PA-03860-LA-1209265R1, Attachment A and B to Model Substitution Letter Agreement UAL-03860-LA-1209236R1 ***(collectively known as Documents to be Revised upon Customer’s Engine Selection), as applicable, for Customer’s chosen engine. The *** in effect at the time of engine selection will apply to the engine model selected.

2.	Customer Notification of Engine Selection.

Customer shall notify Boeing of Customer’s final engine selection on or before:

(i)	*** for Boeing Model 787-8 and Boeing Model 787-9, and

(ii)	*** for Boeing Model 787-10 (the first day of the month that is *** prior to the first Boeing Model 787-10 Aircraft to be delivered to Customer).

Promptly after such notification of Customer’s final engine selection by Customer to Boeing, Boeing and Customer shall execute a Supplemental Agreement to the Purchase Agreement conforming the Documents to be Revised upon Customer’s Engine Selection to Customer’s engine selection.

UAL-PA-03860-LA-1209618R1	SA-1
Alternate Engine Selection	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

[The rest of the page is intentionally blank. Signature page follows.]

UAL-PA-03860-LA-1209618R1	SA-1
Alternate Engine Selection	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

UAL-PA-03860-LA-1209618R1	SA-1
Alternate Engine Selection	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1301368

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Performance Guarantees (787-10)
Reference:	Purchase Agreement No. PA 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire with respect to an Aircraft upon delivery of such Aircraft to Customer.

The performance guarantees in the Attachment use the 787-10X nomenclature as appropriate until the airplane is launched. This is synonymous with the term 787-10 used in other portions of this Purchase Agreement.

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

UAL-PA-03860-LA-1301368
Performance Guarantees (787-10)	LA Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

UAL-PA-03860-LA-1301368
Performance Guarantees (787-10)	LA Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

MODEL 787-10X PERFORMANCE GUARANTEES

FOR UNITED AIRLINES, INC.

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY	2

2	FLIGHT PERFORMANCE	2

3	AIRCRAFT CONFIGURATION	21

4	GUARANTEE CONDITIONS	21

5	GUARANTEE COMPLIANCE	22

6	EXCLUSIVE GUARANTEES	23

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-10X Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished GEnx-1B*** engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***°F, at a *** altitude, based on the certified alternate forward center of gravity limit, and using maximum takeoff thrust, shall not be more than the following guarantee value:

NOMINAL:	*** Feet
TOLERANCE:	***Feet
GUARANTEE:	***Feet

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot runway, and satisfying the conditions defined below, based on the certified alternate forward center of gravity limit, and using maximum takeoff thrust, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	***Pounds
GUARANTEE:	***Pounds

Conditions:

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet
3.	*** feet	*** feet
4.	*** feet	*** feet

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

2.2	Landing

The FAA approved landing field length at a gross weight of *** pounds and at a *** altitude, shall not be more than the following guarantee value:

NOMINAL:	*** Feet
TOLERANCE:	*** Feet
GUARANTEE:	*** Feet

2.3	Cruise Range

The still air range at an initial cruise altitude of *** feet on a standard day at *** Mach number, starting at a gross weight of *** pounds and consuming *** pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles
TOLERANCE:	*** Nautical Miles
GUARANTEE:	*** Nautical Miles

Conditions and operating rules:

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

2.4	Mission

2.4.1	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is *** feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance		Height
1.	*	** feet	*	** feet
2.	*	** feet	*	** feet
3.	*	** feet	*	** feet
4.	*	** feet	*	** feet

Takeoff performance is based on the certified alternate forward center of gravity limit.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.

The climb continues at *** KCAS until *** Mach number is reached.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ISA+***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is ISA+***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

Takeoff and Climbout Maneuver:

Fuel *** Pounds Distance *** Nautical Miles

Approach and Landing Maneuver:

Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.

2.4.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	***Pounds
TOLERANCE:	***Pounds
GUARANTEE:	***Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is *** feet.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance		Height
1.	*	** feet	*	** feet
2.	*	** feet	*	** feet
3.	*	** feet	*	** feet
4.	*	** feet	*	** feet

Takeoff performance is based on the certified alternate forward center of gravity limit.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.

The climb continues at *** KCAS until ***Mach number is reached.

The climb continues at ***Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at ***Mach number.

The initial cruise altitude is ***feet.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

A step climb or multiple step climbs of ***feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of ***feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel *** Pounds

Takeoff and Climbout Maneuver:

Fuel *** Pounds
Distance *** Nautical Miles

Approach and Landing Maneuver:

Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel):

Fuel *** Pounds

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***Pounds

For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.
2.4.3	Mission Block Fuel

The block fuel for a stage length of ***nautical miles in still air (equivalent to a distance of ***nautical miles with a *** knot headwind, representative of a ***to *** route in ***) with a ***pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules are the same as Paragraph 2.4.2 except as follows:

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds

Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles

Approach and Landing Maneuver: Fuel *** Pounds

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***Pounds

2.4.4	Mission Payload

The payload for a stage length of ***nautical miles in still air (equivalent to a distance of ***nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is ***feet.

The airport temperature is ***°F.

The runway length is ***feet.

The runway slope is ***percent downhill.

Takeoff performance is based on the certified alternate forward center of gravity limit.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from ***feet above the departure airport altitude to ***feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.

The climb continues at *** KCAS until ***Mach number is reached.

The climb continues at ***Mach number to the initial cruise altitude.

The temperature is ISA+***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at ***Mach number.

The initial cruise altitude is ***feet.

A step climb or multiple step climbs of ***feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of ***feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is ISA+***°C during descent.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds

Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles

Approach and Landing Maneuver: Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***Pounds

For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.

2.4.5	Mission Payload

The payload for a stage length of ***nautical miles in still air (equivalent to a distance of ***nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is ***feet.

The runway slope is ***percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance 1. *** feet 2. *** feet 3. *** feet 4. *** feet 5. *** feet 6. *** feet 7. *** feet 8. *** feet 9. *** feet	Height *** feet *** feet *** feet *** feet *** feet *** feet *** feet *** feet *** feet

Takeoff performance is based on the certified alternate forward center of gravity limit.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

Climb:	The Aircraft climbs from ***feet above the departure airport altitude to ***feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.

The climb continues at *** KCAS until *** Mach number is reached.

The climb continues at ***Mach number to the initial cruise altitude.

The temperature is ISA+***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at ***Mach number.

The initial cruise altitude is ***feet.

A step climb or multiple step climbs of ***feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of ***feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is ISA+***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

	Fuel	*** Pounds

Takeoff and Climbout Maneuver:

	Fuel	*** Pounds
	Distance	*** Nautical Miles

Approach and Landing Maneuver:

	Fuel	*** Pounds

Taxi-In (shall be consumed from the reserve fuel):

	Fuel	*** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***Pounds

For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.

2.4.6	Mission Block Fuel

The block fuel for a stage length of ***nautical miles in still air with a ***pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is not limited by the airport conditions.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from ***feet above the departure airport altitude to ***feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.

The climb continues at *** KCAS until ***Mach number is reached.

The climb continues at ***Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at ***Mach number.

The initial cruise altitude is ***feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds

Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles

Approach and Landing Maneuver: Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***Pounds

For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

2.4.7 Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.4.8 is the basis for the mission guarantees of Paragraphs 2.4.1, 2.4.2, 2.4.3, 2.4.4, 2.4.5, and 2.4.6.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

2.4.8 787-10X Weight Summary – United Airlines, Inc. LOPA B879022

Pounds
Standard Model Specification MEW	***
787B1-***, Rev ***, 787-10X General Description
Product Development Study—***

***(*** CC / *** YC) Interior
GEnx Engines
*** Lb. Maximum Taxi Weight
*** USG Fuel Capacity
Changes for United*
***	***
***
***	***
***
***
***	***
***	***
***	***
***	***
United Manufacturer’s Empty Weight (MEW)	***
Standard and Operational Items Allowance (Paragraph 2.4.9)	***
United Operational Empty Weight (OEW)	***

	Quantity		Pounds		Pounds
***					*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**
***	*	**	*	**

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
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Attachment to Letter Agreement

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GEnx-1B*** Engines

2.4.9 Standard and Operational Items Allowance

	Quantity		Pounds		Pounds		Pounds
Standard Items Allowance							*	**
Unusable Fuel					*	**
Oil					*	**
Oxygen Equipment					*	**
Portable Oxygen Bottles	*	**	*	**
Portable Oxygen (Constant Flow)	*	**	*	**
Miscellaneous Equipment					*	**
First Aid Kits	*	**	*	**
Crash Axe	*	**	*	**
Megaphones	*	**	*	**
Flashlights @ C/A Sta.	*	**	*	**
Smoke Goggles	*	**	*	**
PBE—Flight Deck	*	**	*	**
PBE	*	**	*	**
Demo Kits	*	**	*	**
Seat Belt Extension	*	**	*	**
Galley Structure & Fixed Inserts (*** cu ft @ *** lb/cu ft)					*	**
Operational Items Allowance							*	**
Crew and Crew Baggage					*	**
Flight Crew & Bags (*** @ *** lb. ea.)	*	**	*	**
Cabin Crew & Bags (*** @ *** lb. ea.)	*	**	*	**
Flight Crew Briefcase (*** @ *** lb. ea.)	*	**	*	**
Cockpit Manuals (***@ ***lb. ea.)	*	**	*	**
Catering Allowance & Removable Inserts					*	**
Business Class	*	**	*	**
Premium Economy Class	*	**	*	**
Economy Class	*	**	*	**
Passenger Service Equipment (*** @ *** lb. ea. & *** @ *** lb. ea.)					*	**
Potable Water —(270 USG)					*	**
Waste Tank Disinfectant					*	**
Emergency Equipment (Includes Over Water Equip.)					*	**
Slide Rafts: Main Entry	*	**	*	**
Life Vests	*	**	*	**
Locator Transmitter	*	**	*	**
Cargo System					*	**
Containers (*** @ ***lb ea.)			*	**
Total Standard and Operational Items Allowance							*	**

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-1301368

GEnx-1B*** Engines

2.4.10 United Airlines LOPA 787-10X ***

***

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document ***, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payloads of Paragraph 2.4.1, 2.4.2, 2.4.4, and 2.4.5 and the specified payloads of Paragraph 2.4.3 and 2.4.6 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, plus 25-128 except as noted in FAA Issue Paper G-1, subject to the approval of the Federal Aviation Administration.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
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Attachment to Letter Agreement

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GEnx-1B*** Engines

basis for the Aircraft as described in Paragraph 3.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with anti-skid operative unless otherwise specified. The takeoff performance is based on an alternate forward center of gravity limit at *** percent of the mean aerodynamic chord unless otherwise specified. Engine-inoperative takeoff thrust is limited to *** minutes unless otherwise stated. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and *** unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

4.5	The cruise range guarantee and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. No engine bleed for thermal anti-icing is provided unless otherwise specified. ***unless otherwise specified.

4.6	The cruise range guarantee and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

4.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of ***BTU per pound and a fuel density of ***pounds per U.S. gallon.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

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GEnx-1B*** Engines

5.2	Compliance with the takeoff and landing guarantees, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-10X.

5.3	Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

5.4	Compliance with the cruise range guarantee and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.5	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph ***of the Detail Specification.

5.6	In order to comply with the mission payload guarantees of paragraphs 2.4.1, 2.4.2, 2.4.4 and 2.4.5, Boeing may elect to increase the Maximum Takeoff Weight from ***pounds up to as much as ***pounds. Any such increase in Maximum Takeoff Weight would be an exclusive remedy for this purpose and would be in lieu of all other rights, remedies and claims Customer may have associated with the mission payload guarantees.

5.7	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.8	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
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Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

MODEL 787-10X PERFORMANCE GUARANTEES

FOR UNITED AIRLINES, INC.

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY	2

2	FLIGHT PERFORMANCE	2

3	AIRCRAFT CONFIGURATION	21

4	GUARANTEE CONDITIONS	21

5	GUARANTEE COMPLIANCE	22

6	EXCLUSIVE GUARANTEES	23

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 787-10X Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of ***pounds, and a maximum zero fuel weight of ***pounds, and equipped with Boeing furnished Trent 1000-***engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of ***pounds, at a temperature of ***°F, at a *** altitude, based on the certified alternate forward center of gravity limit, and using maximum takeoff thrust, shall not be more than the following guarantee value:

NOMINAL:	*** Feet
TOLERANCE:	*** Feet
GUARANTEE:	*** Feet

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a ***foot runway, and satisfying the conditions defined below, based on the certified alternate forward center of gravity limit, and using maximum takeoff thrust, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions:

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet
3.	*** feet	*** feet
4.	*** feet	*** feet

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

2.2	Landing

The FAA approved landing field length at a gross weight of ***pounds and at a ***altitude, shall not be more than the following guarantee value:

NOMINAL:	*** Feet
TOLERANCE:	*** Feet
GUARANTEE:	*** Feet

2.3	Cruise Range

The still air range at an initial cruise altitude of ***feet on a standard day at ***Mach number, starting at a gross weight of ***pounds and consuming ***pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles
TOLERANCE:	*** Nautical Miles
GUARANTEE:	*** Nautical Miles

Conditions and operating rules:

A step climb or multiple step climbs of ***feet altitude may be used when beneficial to minimize fuel burn.

2.4	Mission

2.4.1	Mission Payload

The payload for a stage length of ***nautical miles in still air (equivalent to a distance of ***nautical miles with a *** knot headwind, representative of a ***to ***route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is ***feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance		Height
1.	*	** feet	*	** feet
2.	*	** feet	*	** feet
3.	*	** feet	*	** feet
4.	*	** feet	*	** feet

Takeoff performance is based on the certified alternate forward center of gravity limit.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from ***feet above the departure airport altitude to ***feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.

The climb continues at *** KCAS until ***Mach number is reached.

P.A. No. 03860
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Attachment to Letter Agreement

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Trent 1000-*** Engines

The climb continues at ***Mach number to the initial cruise altitude.

The temperature is ISA+***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at ***Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of ***feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of ***feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is ISA+***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

Taxi-Out: Fuel *** Pounds

Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles

Approach and Landing Maneuver: Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.

2.4.2	Mission Payload

The payload for a stage length of ***nautical miles in still air (equivalent to a distance of ***nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is ***feet.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance		Height
1.	*	** feet	*	** feet
2.	*	** feet	*	** feet
3.	*	** feet	*	** feet
4.	*	** feet	*	** feet

Takeoff performance is based on the certified alternate forward center of gravity limit.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from ***feet above the departure airport altitude to ***feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.

The climb continues at *** KCAS until ***Mach number is reached.

The climb continues at ***Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at ***Mach number.

The initial cruise altitude is ***feet.

P.A. No. 03860
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

A step climb or multiple step climbs of ***feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of ***feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is ***feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds

Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles

Approach and Landing Maneuver: Fuel ***Pounds

Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***Pounds

For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.
2.4.3	Mission Block Fuel

The block fuel for a stage length of ***nautical miles in still air (equivalent to a distance of ***nautical miles with a *** knot headwind, representative of a ***to *** route in ***) with a ***pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules are the same as Paragraph 2.4.2 except as follows:

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds

Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles

Approach and Landing Maneuver: Fuel *** Pounds

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***Pounds

2.4.4	Mission Payload

The payload for a stage length of ***nautical miles in still air (equivalent to a distance of ***nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is ***feet.

The airport temperature is ***°F.

The runway length is ***feet.

The runway slope is ***percent downhill.

Takeoff performance is based on the certified alternate forward center of gravity limit.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from ***feet above the departure airport altitude to ***feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of ***KCAS.

The climb continues at *** KCAS until ***Mach number is reached.

The climb continues at ***Mach number to the initial cruise altitude.

The temperature is ISA+***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at ***Mach number.

The initial cruise altitude is ***feet.

A step climb or multiple step climbs of ***feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of ***feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is ISA+***°C during descent.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is ***feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds

Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles

Approach and Landing Maneuver: Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***Pounds

For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.

2.4.5	Mission Payload

The payload for a stage length of ***nautical miles in still air (equivalent to a distance of ***nautical miles with a *** knot headwind, representative of a *** to *** route in ***) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°F.

The runway length is ***feet.

The runway slope is ***percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance		Height
1.	*	** feet	*	** feet
2.	*	** feet	*	** feet
3.	*	** feet	*	** feet
4.	*	** feet	*	** feet
5.	*	** feet	*	** feet
6.	*	** feet	*	** feet
7.	*	** feet	*	** feet
8.	*	** feet	*	** feet
9.	*	** feet	*	** feet

Takeoff performance is based on the certified alternate forward center of gravity limit.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

P.A. No. 03860
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Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

Climb:	The Aircraft climbs from ***feet above the departure airport altitude to ***feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of ***KCAS.

The climb continues at *** KCAS until ***Mach number is reached.

The climb continues at ***Mach number to the initial cruise altitude.

The temperature is ISA+***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at ***Mach number.

The initial cruise altitude is ***feet.

A step climb or multiple step climbs of ***feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of ***feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is ISA+***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds

Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles

Approach and Landing Maneuver: Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***Pounds

For information purposes, the reserve fuel is based on a standard day temperature and ***minutes of fuel over the destination.

2.4.6	Mission Block Fuel

The block fuel for a stage length of ***nautical miles in still air with a ***pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is ***.

The takeoff gross weight is not limited by the airport conditions.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to ***feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from ***feet above the departure airport altitude to ***feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.

The climb continues at *** KCAS until ***Mach number is reached.

The climb continues at ***Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at ***Mach number.

The initial cruise altitude is ***feet.

A step climb or multiple step climbs of ***feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
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Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of ***feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute ***.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a ***airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel *** Pounds

Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles

Approach and Landing Maneuver: Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: ***Pounds

For information purposes, the reserve fuel is based on a standard day temperature and *** minutes of fuel over the destination.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
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Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

2.4.7	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.4.8 is the basis for the mission guarantees of Paragraphs 2.4.1, 2.4.2, 2.4.3, 2.4.4, 2.4.5, and 2.4.6.

P.A. No. 03860
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Attachment to Letter Agreement

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Trent 1000-*** Engines

2.4.8 787-10X Weight Summary – United Airlines, Inc. LOPA ***

Pounds
Standard Model Specification MEW	***
787B1-***, Rev ***, 787-10X General Description
Product Development Study - ***
***(*** CC / *** YC) Interior
Trent 1000 Engines
*** Lb. Maximum Taxi Weight
*** USG Fuel Capacity
Changes for United*
***	*	**
***
***	*	**
***
***	*	**
***	*	**
***	*	**
***	*	**
United Manufacturer’s Empty Weight (MEW)	*	**
Standard and Operational Items Allowance (Paragraph 2.4.9)	*	**
United Operational Empty Weight (OEW)	*	**

	Quantity	Pounds	Pounds
***			***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

P.A. No. 03860
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Trent 1000-*** Engines

2.4.9 Standard and Operational Items Allowance

	Quantity	Pounds	Pounds	Pounds
Standard Items Allowance				***
Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Portable Oxygen Bottles	***	***
Portable Oxygen (Constant Flow)	***	***
Miscellaneous Equipment			***
First Aid Kits	***	***
Crash Axe	***	***
Megaphones	***	***
Flashlights @ C/A Sta.	***	***
Smoke Goggles	***	***
PBE—Flight Deck	***	***
PBE	***	***
Demo Kits	***	***
Seat Belt Extension	***	***
Galley Structure & Fixed Inserts (***cu ft @ ***lb/cu ft)			***
Operational Items Allowance				***
Crew and Crew Baggage			***
Flight Crew & Bags (***@ *** lb. ea.)	***	***
Cabin Crew & Bags (*** @ *** lb. ea.)	***	***
Flight Crew Briefcase (*** @ ***lb. ea.)	***	***
Cockpit Manuals (*** @ *** lb. ea.)	***	***
Catering Allowance & Removable Inserts			***
Business Class	***	***
Premium Economy Class	***	***
Economy Class	***	***
Passenger Service Equipment (*** @ *** lb. ea. & *** @ *** lb. ea.)			***
Potable Water —(270 USG)			***
Waste Tank Disinfectant			***
Emergency Equipment (Includes Over Water Equip.)			***
Slide Rafts: Main Entry	***	***
Life Vests	***	***
Locator Transmitter	***	***
Cargo System			***
Containers (*** @ ***lb ea.)		***
Total Standard and Operational Items Allowance				***

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
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Trent 1000-*** Engines

2.4.10 United Airlines, Inc. LOPA 787-10X ***

***
3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document ***, ***, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payloads of Paragraph 2.4.1, 2.4.2, 2.4.4, and 2.4.5 and the specified payloads of Paragraph 2.4.3 and 2.4.6 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, plus 25-128 except as noted in FAA Issue Paper G-1, subject to the approval of the Federal Aviation Administration.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification

P.A. No. 03860
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Attachment to Letter Agreement

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Trent 1000-*** Engines

basis for the Aircraft as described in Paragraph 3.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with anti-skid operative unless otherwise specified. The takeoff performance is based on an alternate forward center of gravity limit at *** percent of the mean aerodynamic chord unless otherwise specified. Engine-inoperative takeoff thrust is limited to five minutes unless otherwise stated. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and *** unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

4.5	The cruise range guarantee and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. No engine bleed for thermal anti-icing is provided unless otherwise specified. The *** unless otherwise specified.

4.6	The cruise range guarantee and the climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 28 percent of the mean aerodynamic chord.

4.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of ***BTU per pound and a fuel density of ***pounds per U.S. gallon.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

5.2	Compliance with the takeoff and landing guarantees, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 787-10X.

5.3	Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit of 20 percent of the mean aerodynamic chord.

5.4	Compliance with the cruise range guarantee and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.5	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph ***of the Detail Specification.

5.6	in order to comply with the mission payload guarantees of paragraphs 2.4.1, 2.4.2, 2.4.4 and 2.4.5, Boeing may elect to increase the Maximum Takeoff Weight from ***pounds up to as much as ***pounds. Any such increase in Maximum Takeoff Weight would be an exclusive remedy for this purpose and would be in lieu of all other rights, remedies and claims Customer may have associated with the mission payload guarantees.

5.7	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.8	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03860-LA-01368

Trent 1000-*** Engines

P.A. No. 03860
AERO-B-BBA7-M13-0469		SS13-0250
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-01373

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Subject:	787-10 Open Configuration and Other Matters

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	787-10 Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of Customer’s Model 787-10 Aircraft (787-10 Aircraft) has been defined by 787 ***, as amended by ***, which reflects the Boeing baseline Model 787-10 as described in Article 1, Table 1 and Exhibit A of the Purchase Agreement. Given the long period of time between Purchase Agreement signing and delivery of the first 787-10 Aircraft, the final configuration of the Customer’s Aircraft has not yet been defined.

1.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the 787-10 Aircraft using the then current Model 787 *** and selections from the then current 787 *** (Final Configuration) in accordance with the following schedule:

1.2.1 Subject to the provisions of Article 1.2.2, below, Final Configuration shall be completed no later than *** months prior to delivery of the first 787-10 Aircraft. If Customer’s 787-10 Aircraft is required for 787-10 ***, the schedule for completion of the Final Configuration shall be ***.

1.2.2 If Customer wishes to include installation of Customer’s *** in the configuration of the 787-10 Aircraft, Customer shall give written notice to Boeing no later than *** prior to delivery of the first 787-10 Aircraft, and final configuration of Customer’s *** shall be completed no later than *** prior to delivery of the first 787-10 Aircraft.

2.	Amendment of the Purchase Agreement.

2.1 Within thirty (30) days following Final Configuration Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.2 Changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration (Baseline Changes);

2.3 Incorporation into Exhibit A of the Purchase Agreement of those Optional Features which have been agreed to by Customer and Boeing (Customer Configuration Changes)

2.4 Revisions to the Performance Guarantees to reflect the effects, if any, on 787-10 Aircraft performance of the incorporation of the Customer Configuration Changes;

2.5 Changes to the Optional Features Prices, Aircraft Basic Price and the Advance Payment Base Price of the 787-10 Aircraft to adjust for

(i)	the difference, if any, between the *** included in the Aircraft Basic Price for lavatories, galleys, partitions and closets (Interior Items) and the actual prices of the Interior Items (quantity, design and supplier) reflected in the Customer Configuration Changes; and

(ii)	the difference, between the estimated amount of *** for Optional Features reflected in the Aircraft Basic Price and the actual prices of the Optional Features reflected in the Customer Configuration Changes; and

2.6 Changes to the Advance Payment Base Price of the 787-10 Aircraft to adjust for the difference between the estimated amount of *** for In-Flight Entertainment (IFE) and the actual price of the IFE reflected in the Customer Configuration Changes.

3.	Delivery Flexibility.

3.1 Boeing reserves the right to *** each of the Model 787-10 Aircraft listed in Table 1 to the Purchase Agreement *** with written notice to Customer no less than *** prior to the ***. Such notice provided by Boeing will constitute an amendment to the Table 1 of the Purchase Agreement. The amended Table 1 shall be the *** for the purposes of applying all provisions of the Purchase Agreement, including without limitation the BFE on-dock dates, and the calculation of Escalation Adjustment.

3.2 In addition to the terms defined in paragraph 3.1, for *** 787-10 Aircraft ***, Boeing reserves the right to ***.

4.	787-10 Certification.

Flight Test Aircraft. In the event Boeing has not ***, then Customer and Boeing will discuss the terms on which Boeing will use *** to support the development*** and certification of the 787-10 aircraft, with the objective of *** after such discussions commence. In the event Customer and Boeing do not *** in accordance with the above schedule, then Boeing *** Table 1 to the Purchase Agreement to ***.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.	Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the 787-10 Aircraft progresses, there may be a need to execute or amend additional letter agreements addressing one or more of the following:

Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer and install Customer’s BFE in the 787-10 Aircraft; and

IFE, Cabin Communications Systems, and/or Connectivity Systems (collectively referred to as Cabin Systems Equipment or CSE). Provisions relating to the terms under which Boeing may offer and install CSE in the 787-10 Aircraft.

Insurance. Appendix I to the AGTA will be revised to reflect insurance requirements applicable to all aircraft models currently operated by or on order by Customer.

6	.***.

The rights and obligations described in this Letter Agreement are provided in consideration of Customer taking delivery of the respective 787-10 Aircraft and becoming the operator of such 787-10 Aircraft. This Agreement ***, by one party *** the other party; provided that a party *** such party *** of such party.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Without obtaining the prior written consent of the other parties and except as required by law, each party will limit the disclosure of its contents to its employees who have a need to know for purposes of helping such party perform its obligations under the Purchase Agreement and who will treat the information as confidential.

[The rest of this page is intentionally left blank. Signature page follows]

UAL-PA-03860-LA-01373
787-10 Open Configuration and Other Matters	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

UAL-PA-03860-LA-01373
787-10 Open Configuration and Other Matters	Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1301375

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Provisions Relating to Customer’s *** for 787-10 Aircaft

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Subject to the terms, provisions, and conditions described herein, Boeing *** to Customer *** 787-10 Aircraft (787-10 Aircraft), as of the effective date (Effective Date) of the ***

1.	Customer’s ***

Boeing *** Customer, *** as described in paragraph 3 below, *** The Effective Date of such *** shall be the date that *** to Customer, unless otherwise mutually agreed to. *** for the applicable 787-10 Aircraft is *** not later than *** after receipt of Customer’s ***

2.	***.

At the time of delivery of each 787-10 Aircraft, or *** after delivery of a 787-10 Aircraft, *** Customer. Such *** shall be ***identifying the 787-10 Aircraft Manufacturer’s Serial Number (MSN), the delivery date and the Effective Date of ***. The *** shall also indicate ***Customer may ***subsequent to the Effective Date. If Customer ***, then Customer shall *** as outlined in paragraph 3 below.

3.	***.

*** in accordance with either the *** set forth below, at Customer’s option.

3.1.	*** 787-10 Aircraft.

If Customer elects to ***, then Customer shall ***

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*** 787-10 Aircaft	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4	***

5.	***

6.	***

7.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

UAL-PA-03860-LA-1301375	***
*** 787-10 Aircaft	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

UAL-PA-03860-LA-1301375	***
*** 787-10 Aircaft	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to

Letter Agreement UAL-PA-03860-LA-1301375

Date:

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 6060

Attention:	***

Reference:	Letter Agreement UAL-PA-03860-LA-1301375 to Boeing/UAL Purchase Agreement 3860

Transmitted by email

***

Very truly yours,

THE BOEING COMPANY

By:

Its:

UAL-PA-03860-LA-1301375	SA-1
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BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to

Letter Agreement UAL-PA-03860-LA-1301375

***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

UAL-PA-03860-LA-1301375	SA-1
*** 787-10 Aircaft	Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1301377

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	787-10 ***

Reference:	Purchase Agreement No. PA 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc (Customer). relating to Model 787-10 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

*** will have the meaning specified in Letter Agreement Number ***

Program Aircraft means each 787-10 Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement, any 787-10 Option Aircraft for which Customer has exercised its option exercise rights, and the *** scheduled to deliver in *** if they are *** to 787-10 Aircraft.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3.	*** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.

4.	***

5.	***

6.	***

UAL-PA-03860-LA-1301377	SA-1
787-10 ***	LA Page 1
BOEING PROPRIETARY

7.	***

8.	Assignment.

*** the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part,

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

[The rest of this page is intentionally left blank. Signature page follows]

UAL-PA-03860-LA-1301377	SA-1
787-10 ***	LA Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

UAL-PA-03860-LA-1301377	SA-1
787-10 ***	LA Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT A

*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date
***	***	***

Attachment A to UAL-PA-03860-LA-1301377	SA-1
787-10 ***	Attachment A, Page 1
BOEING PROPRIETARY

ATTACHMENT B

***

***

Attachment B to UAL-PA-03860-LA-1301377	SA-1
787-10 ***	Attachment B, Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1301380

United Continental Holdings, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	787-10 Launch Approval

References:	a) Supplemental Agreement No 1 to Purchase Agreement No. 3860 (Purchase Agreement 3860) between The Boeing Company (Boeing) and United Airlines, Inc. relating to Model 787 aircraft

b) Supplemental Agreement No 8 to Purchase Agreement No. 2484 (Purchase Agreement 2484) between Boeing and United Airlines, Inc. relating to model 787 aircraft

c) Supplemental Agreement No 1 to Purchase Agreement No. 03776 (Purchase Agreement 03776) between Boeing and United Continental Holdings, Inc. relating to Model 737-9 aircraft

This letter agreement (Letter Agreement) between Boeing and United Airlines, Inc. (Customer) amends and supplements Purchase Agreement 3860, Purchase Agreement 2484, and Purchase Agreement 03776 (collectively, the United Purchase Agreements).

1.	Boeing Board of Directors’ Approval Requirement.

787-10 Model aircraft program launch requires approval from the Boeing Board of Directors (787-10 Launch Approval). Therefore, a) Supplemental Agreement No. 1 to Purchase Agreement 3860; b) Supplemental Agreement No. 8 to Purchase Agreement 2484, and c) Supplemental Agreement No. 1 to Purchase Agreement 03776 which address changes in each of the referenced United Purchase Agreements to reflect incorporation of the 787-10 aircraft and other matters (collectively, the Amendments) require 787-10 Launch Approval. Boeing will provide notice to Customer promptly following receipt of 787-10 Launch Approval (Boeing Notice).

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.	Contract Terms if Boeing Board 787-10 Launch Approval Not Obtained.

If Boeing has not provided a Boeing Notice by *** or has otherwise notified Customer in writing that 787-10 Launch Approval will not be obtained, then (i) the Amendments will become null and void, (ii) Boeing will promptly refund to Customer, *** all payments received from Customer under Supplemental Agreement No. 1 to Purchase Agreement 3860, and (iii) the terms of the United Purchase Agreements will be those which were in effect immediately prior to the execution of the Amendments.

3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Without obtaining the prior written consent of the other parties and except as required by law, each party will limit the disclosure of its contents to its employees who have a need to know for purposes of helping such party perform its obligations under the Purchase Agreement and who will treat the information as confidential.

[The rest of the page is intentionally blank. Signature page follows.]

P.A. No. 3860	SA-1
UAL-PA-03860-LA-1301380, 787-10 Launch Approval	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

UNITED CONTINENTAL HOLDINGS, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

P.A. No. 3860	SA-1
UAL-PA-03860-LA-1301380, 787-10 Launch Approval	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY